Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

First Quarter 2020

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and
Exchange Commission for general information, and consolidated financial information. All financial information in this document is unaudited.

May 5, 2020

i

ii

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

FINANCIAL METRICS SUMMARY
(in millions, except per share data)

	2019				2020	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2019	2020	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM	214	264	232	288	164	214	164	-23%
U.S. Businesses:
U.S. Workplace Solutions division	304	548	392	342	289	304	289	-5%
U.S. Individual Solutions division	577	327	518	508	353	577	353	-39%
Assurance IQ division	—	—	—	(9)	(23)	—	(23)	-
Total U.S. Businesses	881	875	910	841	619	881	619	-30%
International Businesses	922	849	791	797	751	922	751	-19%
Corporate and Other	(412)	(335)	(281)	(738)	(342)	(412)	(342)	17%
Total adjusted operating income before income taxes	1,605	1,653	1,652	1,188	1,192	1,605	1,192	-26%
Income taxes, applicable to adjusted operating income	346	346	323	238	253	346	253	-27%
After-tax adjusted operating income	1,259	1,307	1,329	950	939	1,259	939	-25%
Income (loss) attributable to Prudential Financial, Inc.	932	708	1,418	1,128	(271)	932	(271)	-129%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	12.6%	13.1%	13.3%	9.4%	9.3%	12.6%	9.3%
Return on Average Equity (based on net income (loss))	7.2%	4.9%	8.9%	7.0%	-1.8%	7.2%	-1.8%
Distributions to Shareholders
Dividends paid	415	411	412	406	445	415	445	7%
Share repurchases	500	500	1,000	500	500	500	500	—%
Total capital returned	915	911	1,412	906	945	915	945	3%
Per Share Data
Net income (loss) (diluted)	2.22	1.71	3.44	2.76	(0.70)	2.22	(0.70)	-132%
Adjusted Operating Income (diluted)	3.00	3.14	3.22	2.33	2.32	3.00	2.32	-23%
Shareholder dividends	1.00	1.00	1.00	1.00	1.10	1.00	1.10	10%
Book value	132.83	150.04	163.19	155.88	152.45
Book value excluding AOCI and FX (2)	96.76	97.15	99.67	101.04	99.71
Shares Outstanding
Weighted average number of common shares (basic)	409.2	405.3	404.1	400.7	397.0	409.2	397.0	-3%
Weighted average number of common shares (diluted)	417.6	413.9	408.5	403.7	399.6	417.6	399.6	-4%
End of period common shares (basic)	407.3	403.0	398.3	398.8	393.8
End of period common shares (diluted)	417.9	414.3	403.2	404.9	396.5

__________

(1) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amounts included for foreign currency exchange rate remeasurement as described on page 3.

(2) AOCI represents accumulated other comprehensive income and FX represents the remeasurement of foreign currency. See page 3 for further details.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2019				2020	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2019	2020

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income	3.00	3.14	3.22	2.33	2.32	3.00	2.32
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments (1)	(1.41)	(1.59)	0.54	0.33	(1.75)	(1.41)	(1.75)
Market experience updates	—	(0.50)	(0.77)	0.15	(2.37)	—	(2.37)
Divested and Run-off Businesses:
Closed Block division	(0.05)	(0.05)	0.11	0.08	—	(0.05)	—
Other Divested and Run-off Businesses	0.42	0.27	0.38	0.03	0.20	0.42	0.20
Difference in earnings allocated to participating unvested share-based payment awards	0.01	0.02	—	—	0.02	0.01	0.02
Other adjustments (2)	—	—	—	(0.12)	0.11	—	0.11
Total reconciling items, before income taxes	(1.03)	(1.85)	0.26	0.47	(3.79)	(1.03)	(3.79)
Income taxes, not applicable to adjusted operating income	(0.25)	(0.42)	0.04	0.04	(0.77)	(0.25)	(0.77)
Total reconciling items, after income taxes	(0.78)	(1.43)	0.22	0.43	(3.02)	(0.78)	(3.02)
Net income (loss) attributable to Prudential Financial, Inc.	2.22	1.71	3.44	2.76	(0.70)	2.22	(0.70)
Weighted average number of outstanding common shares (basic)	409.2	405.3	404.1	400.7	397.0	409.2	397.0
Weighted average number of outstanding common shares (diluted)	417.6	413.9	408.5	403.7	399.6	417.6	399.6
For earnings per share of Common Stock calculation:
Net income (loss) attributable to Prudential Financial, Inc.	932	708	1,418	1,128	(271)	932	(271)
Earnings related to interest, net of tax, on exchangeable surplus notes	5	6	1	—	—	5	—
Less: Earnings allocated to participating unvested share-based payment awards	10	8	15	12	5	10	5
Net income (loss) attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	927	706	1,404	1,116	(276)	927	(276)
After-tax adjusted operating income	1,259	1,307	1,329	950	939	1,259	939
Earnings related to interest, net of tax, on exchangeable surplus notes	5	6	1	—	—	5	—
Less: Earnings allocated to participating unvested share-based payment awards	13	15	14	11	11	13	11
After-tax adjusted operating income for earnings per share of Common Stock calculation	1,251	1,298	1,316	939	928	1,251	928

___________

(1) The amounts for first, second and third quarters of 2019 have been reclassified to conform to current period presentation.

(2) Represents adjustments not included in the above reconciling items. “Other adjustments” include certain components of the consideration for the Assurance IQ acquisition, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2019				2020	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2019	2020

Capitalization Data (1):
Senior Debt:
Short-term Debt	2,549	2,659	1,490	1,933	2,539
Long-term Debt	10,741	10,269	11,577	11,071	12,571
Junior Subordinated Long-term Debt	7,568	7,572	7,574	7,575	7,578
Prudential Financial, Inc. Equity:
Including accumulated other comprehensive income	55,010	61,660	65,798	63,115	60,447
Excluding accumulated other comprehensive income (2)	37,792	37,678	38,240	39,076	37,847
Amount included above for remeasurement of foreign currency (3)	(2,142)	(2,070)	(1,946)	(1,835)	(1,687)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)	39,934	39,748	40,186	40,911	39,534
Book Value per Share of Common Stock:
Including accumulated other comprehensive income (4)	132.83	150.04	163.19	155.88	152.45
Excluding accumulated other comprehensive income (2)(4)	91.63	92.15	94.84	96.51	95.45
Amount included above for remeasurement of foreign currency (3)	(5.13)	(5.00)	(4.83)	(4.53)	(4.26)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)(4)	96.76	97.15	99.67	101.04	99.71
End of period number of common shares (diluted) (5)	417.9	414.3	403.2	404.9	396.5
Common Stock Price Range (based on closing price):
High	97.25	105.71	103.27	95.27	97.10	97.25	97.10
Low	81.27	92.38	78.29	84.95	39.22	81.27	39.22
Close	91.88	101.00	89.95	93.74	52.14	91.88	52.14
Common Stock market capitalization (1)	37,423	40,703	35,827	37,384	20,533

__________

(1) As of end of period.

(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.

(3) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

(4) Book value per share of Common Stock (including AOCI, excluding AOCI, and excluding AOCI and remeasurement of foreign currency) as of the second quarter of 2019 includes a $500 million increase in equity and a 6.2 million increase in diluted shares reflecting the dilutive impact of exchangeable surplus notes when book value per share of Common Stock is greater than $80.73. As of first quarter of 2019, book value per share of Common Stock includes a $500 million increase in equity and 6.1 million increase in diluted shares, reflecting the dilutive impact of exchangeable surplus notes when book value per share of Common Stock is greater than $82.16. The $500 million of exchangeable surplus notes were converted into 6.2 million shares of Common Stock in the third quarter of 2019.

(5) The number of diluted shares at the end of prior periods through the second quarter of 2019 includes the impact of exchangeable surplus notes due to the dilutive impact of conversion. The exchangeable surplus notes were converted to Common Stock in the third quarter of 2019.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

OPERATIONS HIGHLIGHTS

	2019				2020	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2019	2020

Assets Under Management and Administration ($ billions) (1)(2):
PGIM:
Institutional customers	524.0	534.9	539.8	552.8	524.8
Retail customers (3)	279.1	287.9	291.3	305.6	282.4
General account	441.0	459.8	474.7	472.6	488.5
Total PGIM	1,244.1	1,282.6	1,305.8	1,331.0	1,295.7
U.S. Businesses:
U.S. Workplace Solutions division	89.4	90.9	90.7	91.6	87.7
U.S. Individual Solutions division (3)	90.6	92.4	91.4	95.6	65.7
Total U.S. Businesses	180.0	183.3	182.1	187.2	153.4
International Businesses	31.4	31.5	30.9	32.7	32.3
Total assets under management	1,455.5	1,497.4	1,518.8	1,550.9	1,481.4
Client assets under administration	250.8	273.0	273.5	291.6	262.1
Total assets under management and administration	1,706.3	1,770.4	1,792.3	1,842.5	1,743.5
Assets managed or administered for customers outside of the United States	389.4	403.4	410.5	420.3	405.4
Distribution Representatives (1):
Prudential Advisors	3,075	3,132	3,161	3,048	3,040
International Life Planners	8,094	8,170	8,280	8,418	8,472
Gibraltar Life Consultants	7,997	7,767	7,633	7,403	7,205
Prudential Advisor productivity ($ thousands)	53	62	65	84	61	53	61
__________

(1) As of end of period.
(2) At fair market value.
(3) Prior period amounts have been reclassified to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2019				2020	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2019	2020	% change

Revenues (1):
Premiums	7,256	7,439	6,306	10,531	7,076	7,256	7,076	-2%
Policy charges and fee income	1,542	1,518	1,563	1,584	1,526	1,542	1,526	-1%
Net investment income	3,546	3,698	3,732	3,826	3,554	3,546	3,554	—%
Asset management fees, commissions and other income	1,304	1,451	1,327	1,509	1,178	1,304	1,178	-10%
Total revenues	13,648	14,106	12,928	17,450	13,334	13,648	13,334	-2%
Benefits and Expenses (1):
Insurance and annuity benefits	7,520	7,823	6,773	11,072	7,561	7,520	7,561	1%
Interest credited to policyholders' account balances	948	955	984	984	951	948	951	—%
Interest expense	386	392	377	385	387	386	387	—%
Deferral of acquisition costs	(759)	(712)	(746)	(740)	(739)	(759)	(739)	3%
Amortization of acquisition costs	540	736	529	529	579	540	579	7%
General and administrative expenses	3,408	3,259	3,359	4,032	3,403	3,408	3,403	—%
Total benefits and expenses	12,043	12,453	11,276	16,262	12,142	12,043	12,142	1%
Adjusted operating income before income taxes	1,605	1,653	1,652	1,188	1,192	1,605	1,192	-26%
Income taxes, applicable to adjusted operating income	346	346	323	238	253	346	253	-27%
After-tax adjusted operating income	1,259	1,307	1,329	950	939	1,259	939	-25%
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments (2)	(587)	(656)	221	133	(698)	(587)	(698)	-19%
Market experience updates	—	(208)	(314)	60	(947)	—	(947)	-
Divested and Run-off Businesses:
Closed Block division	(19)	(21)	45	31	(1)	(19)	(1)	95%
Other Divested and Run-off Businesses	174	112	155	11	80	174	80	-54%
Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(33)	(4)	(34)	(32)	(9)	(33)	(9)	73%
Other adjustments (3)	—	—	—	(47)	45	—	45	-
Total reconciling items, before income taxes	(465)	(777)	73	156	(1,530)	(465)	(1,530)	-229%
Income taxes, not applicable to adjusted operating income	(114)	(184)	9	(17)	(311)	(114)	(311)	-173%
Total reconciling items, after income taxes	(351)	(593)	64	173	(1,219)	(351)	(1,219)	-247%
Income (loss) before income taxes and equity in earnings of operating joint ventures	1,140	876	1,725	1,344	(338)	1,140	(338)	-130%
Income tax expense (benefit)	232	162	332	221	(58)	232	(58)	-125%
Income (loss) before equity in earnings of operating joint ventures	908	714	1,393	1,123	(280)	908	(280)	-131%
Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	24	(6)	25	5	9	24	9	-63%
Income (loss) attributable to Prudential Financial, Inc.	932	708	1,418	1,128	(271)	932	(271)	-129%
Earnings attributable to noncontrolling interests	5	30	7	10	1	5	1	-80%
Net income (loss)	937	738	1,425	1,138	(270)	937	(270)	-129%
Less: Income attributable to noncontrolling interests	5	30	7	10	1	5	1	-80%
Net income (loss) attributable to Prudential Financial, Inc.	932	708	1,418	1,128	(271)	932	(271)	-129%
__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, revenues of Divested and Run-off Businesses, and changes in the fair value of contingent consideration associated with the Assurance IQ acquisition, and include revenues representing equity in earnings of operating joint ventures other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of Divested and Run-off Businesses, and certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates. See pages 38 and 39 for reconciliation.

(2) The amounts for first, second and third quarters of 2019 have been reclassified to conform to current period presentation.

(3) Represents adjustments not included in the above reconciling items. “Other adjustments” include certain components of the consideration for the Assurance IQ acquisition, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

CONSOLIDATED BALANCE SHEETS
(in millions)

	03/31/2019	06/30/2019	09/30/2019	12/31/2019	03/31/2020

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value
(amortized cost $333,648; $340,564; $342,567; $346,574; $349,665; net of allowance for credit losses at 03/31/2020 $158)	365,928	383,390	391,657	391,096	389,714
Fixed maturities, held-to-maturity, at amortized cost
(fair value $2,365; $2,410; $2,359; $2,302; $2,249; net of allowance for credit losses at 03/31/2020 $9) (1)	1,982	2,009	1,958	1,933	1,895
Fixed maturities, trading, at fair value
(amortized cost $3,512; $3,807; $3,873; $3,917; $3,931)	3,435	3,755	3,779	3,884	3,621
Assets supporting experience-rated contractholder liabilities, at fair value	21,668	21,843	22,267	21,597	21,580
Equity securities, at fair value
(cost $5,230; $5,205; $5,363; $5,560; $5,695)	6,778	6,804	7,014	7,522	6,176
Commercial mortgage and other loans
(net of allowance for credit losses $120; $120; $121; $121; $240) (1)	60,875	61,228	61,833	63,559	63,559
Policy loans	11,986	12,030	12,022	12,096	12,099
Other invested assets
(net of allowance for credit losses at 03/31/2020 $1) (1)	14,840	15,081	15,654	15,606	18,071
Short-term investments
(net of allowance for credit losses at 03/31/2020 $4)	6,911	5,872	7,320	5,467	7,961
Total investments	494,403	512,012	523,504	522,760	524,676
Cash and cash equivalents	14,699	15,421	18,289	16,327	31,646
Accrued investment income	3,233	3,355	3,248	3,330	3,221
Deferred policy acquisition costs (1)	19,978	19,540	19,484	19,912	19,738
Value of business acquired	1,575	1,227	1,106	1,110	1,070
Other assets (1)	18,192	18,690	18,761	20,832	20,694
Separate account assets	297,244	303,580	301,234	312,281	272,667
Total assets	849,324	873,825	885,626	896,552	873,712
Liabilities:
Future policy benefits	277,085	285,527	291,742	293,527	310,817
Policyholders' account balances	151,224	151,428	152,527	152,110	155,898
Securities sold under agreements to repurchase	9,873	9,741	9,241	9,681	10,557
Cash collateral for loaned securities	4,093	4,235	4,728	4,213	3,396
Income taxes (1)	10,031	11,485	12,664	11,378	11,117
Senior short-term debt	2,549	2,659	1,490	1,933	2,539
Senior long-term debt	10,741	10,269	11,577	11,071	12,571
Junior subordinated long-term debt	7,568	7,572	7,574	7,575	7,578
Other liabilities (1)	22,241	23,930	25,302	27,790	24,249
Notes issued by consolidated variable interest entities	1,225	1,246	1,233	1,274	1,251
Separate account liabilities	297,244	303,580	301,234	312,281	272,667
Total liabilities	793,874	811,672	819,312	832,833	812,640
Equity:
Accumulated other comprehensive income	17,218	23,982	27,558	24,039	22,600
Other equity	37,792	37,678	38,240	39,076	37,847
Total Prudential Financial, Inc. equity	55,010	61,660	65,798	63,115	60,447
Noncontrolling interests	440	493	516	604	625
Total equity	55,450	62,153	66,314	63,719	61,072
Total liabilities and equity	849,324	873,825	885,626	896,552	873,712

__________
(1) March 31, 2020 amounts include the impacts of the January 1, 2020 adoption of ASU 2016-13, Financial Instruments - Credit losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

COMBINING BALANCE SHEETS
(in millions)
	As of March 31, 2020

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Workplace Solutions Division	U.S. Individual Solutions Division	Assurance IQ Division	International Businesses	Corporate and Other
Assets:
Total investments	524,676	58,607	466,069	4,987	141,931	78,715	79	216,652	23,705
Deferred policy acquisition costs	19,738	228	19,510	—	301	10,582	—	8,985	(358)
Other assets	56,631	1,047	55,584	3,130	8,853	28,251	2,539	13,500	(689)
Separate account assets	272,667	—	272,667	38,982	80,613	154,182	—	3,875	(4,985)
Total assets	873,712	59,882	813,830	47,099	231,698	271,730	2,618	243,012	17,673
Liabilities:
Future policy benefits	310,817	47,352	263,465	—	72,397	48,397	—	134,071	8,600
Policyholders' account balances	155,898	4,942	150,956	—	62,182	38,221	—	50,557	(4)
Debt	22,688	—	22,688	1,974	668	7,402	89	97	12,458
Other liabilities	50,570	9,182	41,388	3,170	5,178	9,733	160	19,377	3,770
Separate account liabilities	272,667	—	272,667	38,982	80,613	154,182	—	3,875	(4,985)
Total liabilities	812,640	61,476	751,164	44,126	221,038	257,935	249	207,977	19,839
Equity:
Accumulated other comprehensive income (loss)	22,600	21	22,579	(118)	3,654	3,041	(1)	17,979	(1,976)
Other equity	37,847	(1,629)	39,476	2,059	6,939	10,733	2,370	16,990	385
Total Prudential Financial, Inc. equity	60,447	(1,608)	62,055	1,941	10,593	13,774	2,369	34,969	(1,591)
Noncontrolling interests	625	14	611	1,032	67	21	—	66	(575)
Total equity	61,072	(1,594)	62,666	2,973	10,660	13,795	2,369	35,035	(2,166)
Total liabilities and equity	873,712	59,882	813,830	47,099	231,698	271,730	2,618	243,012	17,673

	As of December 31, 2019

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Workplace Solutions Division	U.S. Individual Solutions Division	Assurance IQ Division	International Businesses	Corporate and Other
Assets:
Total investments	522,760	60,331	462,429	4,606	142,114	73,910	101	216,678	25,020
Deferred policy acquisition costs	19,912	235	19,677	—	300	10,809	—	8,949	(381)
Other assets	41,599	761	40,838	3,424	9,586	16,248	2,538	11,189	(2,147)
Separate account assets	312,281	—	312,281	39,625	89,865	184,145	—	4,255	(5,609)
Total assets	896,552	61,327	835,225	47,655	241,865	285,112	2,639	241,071	16,883
Liabilities:
Future policy benefits	293,527	47,614	245,913	—	72,890	32,568	—	131,987	8,468
Policyholders' account balances	152,110	4,973	147,137	—	57,634	37,669	—	51,825	9
Debt	20,579	—	20,579	1,751	665	7,421	64	95	10,583
Other liabilities	54,336	10,379	43,957	3,288	8,691	8,849	197	18,798	4,134
Separate account liabilities	312,281	—	312,281	39,625	89,865	184,145	—	4,255	(5,609)
Total liabilities	832,833	62,966	769,867	44,664	229,745	270,652	261	206,960	17,585
Equity:
Accumulated other comprehensive income (loss)	24,039	(12)	24,051	(53)	5,349	2,691	—	18,143	(2,079)
Other equity	39,076	(1,641)	40,717	2,047	6,704	11,748	2,378	15,900	1,940
Total Prudential Financial, Inc. equity	63,115	(1,653)	64,768	1,994	12,053	14,439	2,378	34,043	(139)
Noncontrolling interests	604	14	590	997	67	21	—	68	(563)
Total equity	63,719	(1,639)	65,358	2,991	12,120	14,460	2,378	34,111	(702)
Total liabilities and equity	896,552	61,327	835,225	47,655	241,865	285,112	2,639	241,071	16,883

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of March 31, 2020				As of December 31, 2019
	Senior Debt				Senior Debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	651	6,353	7,578	14,582	—	7,001	7,575	14,576
Operating Debt	1,680	5,562	—	7,242	1,728	3,425	—	5,153
Limited recourse and non-recourse borrowing	208	656	—	864	205	645	—	850
Total Debt	2,539	12,571	7,578	22,688	1,933	11,071	7,575	20,579

	As of March 31, 2020				As of December 31, 2019
		The Prudential				The Prudential
	Prudential	Insurance Co.	Other		Prudential	Insurance Co.	Other
	Financial, Inc.	of America (1)(2)	Affiliates	Total Debt	Financial, Inc.	of America (1)(2)	Affiliates	Total Debt

Borrowings by sources:
Capital Debt	14,082	442	58	14,582	14,078	441	57	14,576
Operating Debt	6,470	772	—	7,242	4,557	596	—	5,153
Limited recourse and non-recourse borrowing	—	548	316	864	—	537	313	850
Total Debt	20,552	1,762	374	22,688	18,635	1,574	370	20,579

__________

(1) Includes Prudential Funding, LLC.
(2) Capital Debt at Prudential Insurance Co. of America includes $342 million of surplus notes as of March 31, 2020 and December 31, 2019, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

STATEMENTS OF OPERATIONS - PGIM
(in millions)

	2019				2020	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2019	2020	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	-
Policy charges and fee income	—	—	—	—	—	—	—	-
Net investment income	63	33	28	76	4	63	4	-94%
Asset management fees, commissions and other income	807	893	827	862	774	807	774	-4%
Total revenues	870	926	855	938	778	870	778	-11%
Benefits and Expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	-
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	-
Interest expense	12	12	12	13	11	12	11	-8%
Deferral of acquisition costs	(1)	(2)	(2)	(2)	(2)	(1)	(2)	-100%
Amortization of acquisition costs	2	1	2	1	2	2	2	—%
General and administrative expenses	643	651	611	638	603	643	603	-6%
Total benefits and expenses	656	662	623	650	614	656	614	-6%
Adjusted operating income before income taxes	214	264	232	288	164	214	164	-23%
Total revenues	870	926	855	938	778	870	778	-11%
Less: Passthrough distribution revenue	27	28	28	29	29	27	29	7%
Less: Revenue associated with consolidations	34	50	10	11	(36)	34	(36)	-206%
Total adjusted revenues (2)	809	848	817	898	785	809	785	-3%
Adjusted operating margin (2)(3)	26.5%	31.1%	28.4%	32.1%	20.9%	26.5%	20.9%

__________

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests.

(2) Not calculated in accordance with GAAP. Adjusted revenue excludes passthrough distribution revenue and revenue associated with consolidations. Adjusted operating income before income taxes as a percentage of total adjusted revenues.

(3) Reported Operating Margin based on total revenues is 21.1%, 30.7%, 27.1%, 28.5%,and 24.6%, for the three months ended March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019, and March 31, 2019, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

PGIM - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

	2019				2020	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2019	2020	% change
Supplementary Revenue Information (in millions):
Analysis of revenues by type:
Asset management fees	644	671	676	691	693	644	693	8%
Other related revenues (1)	100	115	50	115	22	100	22	-78%
Service, distribution and other revenues	126	140	129	132	63	126	63	-50%
Total PGIM revenues	870	926	855	938	778	870	778	-11%
Analysis of asset management fees by source:
Institutional customers	312	319	323	329	328	312	328	5%
Retail customers	209	220	223	226	229	209	229	10%
General account	123	132	130	136	136	123	136	11%
Total asset management fees	644	671	676	691	693	644	693	8%

Supplementary Assets Under Management Information (at fair market value) (in billions) (2):
	March 31, 2020
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	45.3	402.9	49.2	23.3	4.1	524.8
Retail customers	82.9	131.7	1.8	0.4	65.6	282.4
General account	3.5	347.4	65.4	72.2	—	488.5
Total	131.7	882.0	116.4	95.9	69.7	1,295.7

	March 31, 2019
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	55.2	393.9	48.8	22.6	3.5	524.0
Retail customers	105.3	110.9	1.9	0.4	60.6	279.1
General account	4.0	306.9	61.7	68.4	—	441.0
Total	164.5	811.7	112.4	91.4	64.1	1,244.1
__________

(1) Other related revenues, net of related expenses and charges associated with a joint venture in first quarter 2019 are ($1) million, $80 million, $31 million, $57 million, and $61 million for the three months ended March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019, and March 31, 2019, respectively.

(2) Prior period amounts have been reclassified to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

PGIM - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2019				2020	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2019	2020

Institutional Customers - Assets Under Management (at fair market value):
Assets gathered by Investment Management & Advisory Services sales force:
Beginning assets under management	443.6	471.0	479.1	483.2	494.6	443.6	494.6
Additions	15.1	14.5	14.8	16.4	20.6	15.1	20.6
Withdrawals	(14.1)	(20.5)	(17.0)	(15.7)	(16.4)	(14.1)	(16.4)
Change in market value	21.0	14.5	8.8	9.8	(27.0)	21.0	(27.0)
Net money market flows	4.3	(0.6)	(2.1)	0.4	(0.5)	4.3	(0.5)
Other	1.1	0.2	(0.4)	0.5	(0.5)	1.1	(0.5)
Ending assets under management	471.0	479.1	483.2	494.6	470.8	471.0	470.8
Affiliated institutional assets under management	53.0	55.8	56.6	58.2	54.0	53.0	54.0
Total assets managed for institutional customers at end of period	524.0	534.9	539.8	552.8	524.8	524.0	524.8
Net institutional additions (withdrawals), excluding money market activity	1.0	(6.0)	(2.2)	0.7	4.2	1.0	4.2
Retail Customers - Assets Under Management (at fair market value):
Assets gathered by Investment Management & Advisory Services sales force:
Beginning assets under management	154.2	169.0	175.6	179.0	189.7	154.2	189.7
Additions	14.1	13.0	14.5	19.6	23.6	14.1	23.6
Withdrawals	(13.7)	(11.9)	(11.5)	(18.4)	(24.9)	(13.7)	(24.9)
Change in market value	14.4	5.4	0.3	9.1	(17.5)	14.4	(17.5)
Net money market flows	—	0.1	0.3	0.2	0.1	—	0.1
Other	—	—	(0.2)	0.2	(0.4)	—	(0.4)
Ending assets under management	169.0	175.6	179.0	189.7	170.6	169.0	170.6
Affiliated retail assets under management (1)	110.1	112.3	112.3	115.9	111.8	110.1	111.8
Total assets managed for retail customers at end of period	279.1	287.9	291.3	305.6	282.4	279.1	282.4
Net retail additions (withdrawals), excluding money market activity	0.4	1.1	3.0	1.2	(1.3)	0.4	(1.3)

__________
(1) Prior period amounts have been reclassified to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES
(in millions)

	2019				2020	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2019	2020	% change

Revenues (1):
Premiums	2,677	3,536	2,158	6,433	2,408	2,677	2,408	-10%
Policy charges and fee income	1,429	1,416	1,450	1,469	1,404	1,429	1,404	-2%
Net investment income	2,018	2,141	2,152	2,154	2,063	2,018	2,063	2%
Asset management fees, commissions and other income	673	750	719	850	724	673	724	8%
Total revenues	6,797	7,843	6,479	10,906	6,599	6,797	6,599	-3%
Benefits and Expenses (1):
Insurance and annuity benefits	3,558	4,418	3,133	7,460	3,471	3,558	3,471	-2%
Interest credited to policyholders' account balances	712	731	751	759	718	712	718	1%
Interest expense	226	230	250	239	240	226	240	6%
Deferral of acquisition costs	(309)	(330)	(335)	(339)	(312)	(309)	(312)	-1%
Amortization of acquisition costs	215	469	222	229	240	215	240	12%
General and administrative expenses	1,514	1,450	1,548	1,717	1,623	1,514	1,623	7%
Total benefits and expenses	5,916	6,968	5,569	10,065	5,980	5,916	5,980	1%
Adjusted operating income before income taxes	881	875	910	841	619	881	619	-30%

___________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, and changes in the fair value of contingent consideration associated with the Assurance IQ acquisition. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION
(in millions)

	2019				2020	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2019	2020	% change

Revenues (1):
Premiums	2,345	3,208	1,870	6,165	2,137	2,345	2,137	-9%
Policy charges and fee income	229	226	246	225	240	229	240	5%
Net investment income	1,292	1,362	1,360	1,348	1,303	1,292	1,303	1%
Asset management fees, commissions and other income	214	251	223	250	181	214	181	-15%
Total revenues	4,080	5,047	3,699	7,988	3,861	4,080	3,861	-5%
Benefits and Expenses (1):
Insurance and annuity benefits	2,791	3,526	2,349	6,652	2,624	2,791	2,624	-6%
Interest credited to policyholders' account balances	447	443	454	445	428	447	428	-4%
Interest expense	14	10	12	12	10	14	10	-29%
Deferral of acquisition costs	(13)	(9)	(7)	(13)	(2)	(13)	(2)	85%
Amortization of acquisition costs	9	10	7	19	7	9	7	-22%
General and administrative expenses	528	519	492	531	505	528	505	-4%
Total benefits and expenses	3,776	4,499	3,307	7,646	3,572	3,776	3,572	-5%
Adjusted operating income before income taxes	304	548	392	342	289	304	289	-5%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION - RETIREMENT
(in millions)

	2019				2020	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2019	2020	% change

Revenues (1):
Premiums	1,243	2,098	794	5,083	1,038	1,243	1,038	-16%
Policy charges and fee income	66	63	71	72	67	66	67	2%
Net investment income	1,141	1,200	1,198	1,199	1,168	1,141	1,168	2%
Asset management fees, commissions and other income	189	225	198	224	164	189	164	-13%
Total revenues	2,639	3,586	2,261	6,578	2,437	2,639	2,437	-8%
Benefits and Expenses (1):
Insurance and annuity benefits	1,704	2,448	1,304	5,605	1,534	1,704	1,534	-10%
Interest credited to policyholders' account balances	377	370	374	382	370	377	370	-2%
Interest expense	13	10	11	12	9	13	9	-31%
Deferral of acquisition costs	(9)	(9)	(7)	(12)	(2)	(9)	(2)	78%
Amortization of acquisition costs	8	8	5	17	6	8	6	-25%
General and administrative expenses	295	292	272	293	275	295	275	-7%
Total benefits and expenses	2,388	3,119	1,959	6,297	2,192	2,388	2,192	-8%
Adjusted operating income before income taxes	251	467	302	281	245	251	245	-2%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

U.S. BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION - RETIREMENT SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2019				2020	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2019	2020

Full Service:
Beginning total account value	231,669	251,071	262,133	259,946	272,448	231,669	272,448
Deposits and sales	9,567	11,047	7,458	8,322	8,952	9,567	8,952
Withdrawals and benefits	(9,105)	(7,259)	(10,758)	(8,584)	(8,668)	(9,105)	(8,668)
Change in market value, interest credited, interest income and other activity	18,940	7,274	1,113	12,764	(34,297)	18,940	(34,297)
Ending total account value	251,071	262,133	259,946	272,448	238,435	251,071	238,435
Net additions (withdrawals)	462	3,788	(3,300)	(262)	284	462	284
Stable value account values included above	50,202	50,601	51,429	51,293	52,461
Institutional Investment Products:
Beginning total account value	200,759	203,101	215,978	217,580	227,596	200,759	227,596
Additions	2,247	15,044	5,235	8,575	6,893	2,247	6,893
Withdrawals and benefits	(3,649)	(4,161)	(4,626)	(4,307)	(5,510)	(3,649)	(5,510)
Change in market value, interest credited and interest income	2,644	2,826	2,406	1,213	2,435	2,644	2,435
Other (1)	1,100	(832)	(1,413)	4,535	(4,068)	1,100	(4,068)
Ending total account value	203,101	215,978	217,580	227,596	227,346	203,101	227,346
Net additions (withdrawals)	(1,402)	10,883	609	4,268	1,383	(1,402)	1,383
Amounts included in ending total account value above:
Investment-only stable value wraps	68,922	69,674	69,977	69,150	70,831	68,922	70,831
Longevity reinsurance (2)	45,500	57,169	58,481	66,074	61,324	45,500	61,324
Group annuities and other products	88,679	89,135	89,122	92,372	95,191	88,679	95,191
Ending total account value	203,101	215,978	217,580	227,596	227,346	203,101	227,346

_________

(1) "Other" activity includes the effect of foreign exchange rate changes associated with our United Kingdom longevity reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.

(2) Represents notional amounts based on present value of future benefits under longevity reinsurance contracts which have not been significantly pre-funded.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION - GROUP INSURANCE
(in millions)

	2019				2020	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2019	2020	% change

Revenues (1):
Premiums	1,102	1,110	1,076	1,082	1,099	1,102	1,099	—%
Policy charges and fee income	163	163	175	153	173	163	173	6%
Net investment income	151	162	162	149	135	151	135	-11%
Asset management fees, commissions and other income	25	26	25	26	17	25	17	-32%
Total revenues	1,441	1,461	1,438	1,410	1,424	1,441	1,424	-1%
Benefits and Expenses (1):
Insurance and annuity benefits	1,087	1,078	1,045	1,047	1,090	1,087	1,090	—%
Interest credited to policyholders' account balances	70	73	80	63	58	70	58	-17%
Interest expense	1	—	1	—	1	1	1	—%
Deferral of acquisition costs	(4)	—	—	(1)	—	(4)	—	100%
Amortization of acquisition costs	1	2	2	2	1	1	1	—%
General and administrative expenses	233	227	220	238	230	233	230	-1%
Total benefits and expenses	1,388	1,380	1,348	1,349	1,380	1,388	1,380	-1%
Adjusted operating income before income taxes	53	81	90	61	44	53	44	-17%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

U.S. BUSINESSES -U.S. WORKPLACE SOLUTIONS DIVISION - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions)

	2019				2020	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2019	2020

GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
Group life	174	17	42	21	173	174	173
Group disability	119	16	18	6	108	119	108
Total	293	33	60	27	281	293	281
Future Policy Benefits (1)(2):
Group life	2,212	2,227	2,162	2,404	2,305
Group disability	29	19	10	3	27
Total	2,241	2,246	2,172	2,407	2,332
Policyholders' Account Balances (1):
Group life	8,798	8,887	8,635	8,382	8,188
Group disability	198	183	190	205	195
Total	8,996	9,070	8,825	8,587	8,383
Separate Account Liabilities (1):
Group life	24,809	26,048	26,361	26,325	26,426

Group Life Insurance:
Gross premiums, policy charges and fee income (3)	1,068	1,075	989	1,025	1,034	1,068	1,034
Earned premiums	847	842	806	822	832	847	832
Earned policy charges and fee income	149	150	162	140	158	149	158

Benefits ratio (4)	89.0%	88.5%	84.7%	85.5%	88.4%	89.0%	88.4%
Administrative operating expense ratio	11.7%	12.2%	13.1%	13.9%	12.4%	11.7%	12.4%
Persistency ratio	93.5%	92.7%	92.2%	92.2%	97.4%

Group Disability Insurance:
Gross premiums, policy charges and fee income (3)	285	290	296	288	292	285	292
Earned premiums	255	268	270	260	267	255	267
Earned policy charges and fee income	14	13	13	13	15	14	15

Benefits ratio (4)	74.6%	74.5%	79.4%	82.2%	76.0%	74.6%	76.0%
Administrative operating expense ratio	26.9%	24.2%	22.0%	23.3%	24.8%	26.9%	24.8%
Persistency ratio	94.5%	94.4%	93.9%	93.6%	90.6%

Total Group Insurance:
Benefits ratio (4)	85.9%	85.5%	83.5%	84.8%	85.6%	85.9%	85.6%
Administrative operating expense ratio	14.9%	14.8%	15.2%	16.0%	15.1%	14.9%	15.1%
__________

(1) As of end of period.
(2) The amounts shown exclude liabilities for unpaid claims and claim adjustment expenses.
(3) Before returns of premiums to participating policyholders for favorable claims experience.

(4) Benefit ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefit ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 90.2%, 65.3% and 84.7% for the three months ended June 30, 2019, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION
(in millions)

	2019				2020	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2019	2020	% change

Revenues (1):
Premiums	332	328	288	268	271	332	271	-18%
Policy charges and fee income	1,200	1,190	1,204	1,244	1,164	1,200	1,164	-3%
Net investment income	726	779	792	806	760	726	760	5%
Asset management fees, commissions and other income	459	499	496	499	483	459	483	5%
Total revenues	2,717	2,796	2,780	2,817	2,678	2,717	2,678	-1%
Benefits and Expenses (1):
Insurance and annuity benefits	767	892	784	808	847	767	847	10%
Interest credited to policyholders' account balances	265	288	297	314	290	265	290	9%
Interest expense	212	220	238	226	229	212	229	8%
Deferral of acquisition costs	(296)	(321)	(328)	(326)	(310)	(296)	(310)	-5%
Amortization of acquisition costs	206	459	215	210	233	206	233	13%
General and administrative expenses	986	931	1,056	1,077	1,036	986	1,036	5%
Total benefits and expenses	2,140	2,469	2,262	2,309	2,325	2,140	2,325	9%
Adjusted operating income before income taxes	577	327	518	508	353	577	353	-39%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES
(in millions)

	2019				2020	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2019	2020	% change

Revenues (1):
Premiums	99	88	51	30	38	99	38	-62%
Policy charges and fee income	669	687	677	671	619	669	619	-7%
Net investment income	191	211	225	229	199	191	199	4%
Asset management fees, commissions and other income	276	302	298	291	292	276	292	6%
Total revenues	1,235	1,288	1,251	1,221	1,148	1,235	1,148	-7%
Benefits and Expenses (1):
Insurance and annuity benefits	119	134	100	82	92	119	92	-23%
Interest credited to policyholders' account balances	78	87	84	85	81	78	81	4%
Interest expense	18	28	43	33	34	18	34	89%
Deferral of acquisition costs	(110)	(127)	(127)	(101)	(99)	(110)	(99)	10%
Amortization of acquisition costs	116	140	128	129	131	116	131	13%
General and administrative expenses	542	564	564	543	536	542	536	-1%
Total benefits and expenses	763	826	792	771	775	763	775	2%
Adjusted operating income before income taxes	472	462	459	450	373	472	373	-21%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2019				2020	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2019	2020

Variable Annuities:
Beginning total account value	147,339	157,896	161,017	160,130	164,928	147,339	164,928
Sales: Highest Daily Suite (1)	950	1,034	1,037	731	693	950	693
Other variable annuities (2)	1,059	1,301	1,301	1,127	1,023	1,059	1,023
Total sales	2,009	2,335	2,338	1,858	1,716	2,009	1,716
Full surrenders and death benefits (3)	(1,914)	(2,370)	(2,539)	(2,448)	(2,491)	(1,914)	(2,491)
Sales, net of full surrenders and death benefits	95	(35)	(201)	(590)	(775)	95	(775)
Partial withdrawals and other benefit payments (3)	(1,142)	(1,139)	(1,141)	(1,379)	(1,301)	(1,142)	(1,301)
Net flows	(1,047)	(1,174)	(1,342)	(1,969)	(2,076)	(1,047)	(2,076)
Change in market value, interest credited, and other	12,498	5,210	1,378	7,689	(22,913)	12,498	(22,913)
Policy charges	(894)	(915)	(923)	(922)	(892)	(894)	(892)
Ending total account value	157,896	161,017	160,130	164,928	139,047	157,896	139,047
Variable Annuities Account Value by Product:
Highest Daily Suite - risk retained by Prudential (1)	114,164	115,584	114,059	117,323	97,227	114,164	97,227
Highest Daily Suite - externally reinsured living benefits	3,059	3,095	3,055	3,149	2,617	3,059	2,617
Other variable annuities (2)	40,673	42,338	43,016	44,456	39,203	40,673	39,203
Ending total account value	157,896	161,017	160,130	164,928	139,047	157,896	139,047
Fixed Annuities and other products:
Beginning total account value	3,741	3,994	4,296	4,568	4,753	3,741	4,753
Sales	298	340	319	223	211	298	211
Full surrenders and death benefits (3)	(26)	(27)	(29)	(21)	(28)	(26)	(28)
Sales, net of full surrenders and death benefits	272	313	290	202	183	272	183
Partial withdrawals and other benefit payments (3)	(94)	(90)	(88)	(90)	(98)	(94)	(98)
Net flows	178	223	202	112	85	178	85
Interest credited and other	75	79	70	74	91	75	91
Policy charges	—	—	—	(1)	—	—	—
Ending total account value, gross	3,994	4,296	4,568	4,753	4,929	3,994	4,929
Reinsurance ceded	—	—	—	(71)	(145)	—	(145)
Ending total account value, net	3,994	4,296	4,568	4,682	4,784	3,994	4,784
SALES BY DISTRIBUTION CHANNEL:
Variable and Fixed Annuities (4):
Insurance Agents	680	735	724	676	674	680	674
Wirehouses	452	533	465	310	310	452	310
Independent Marketing Organization	—	—	6	30	43	—	43
Independent Financial Planners	1,001	1,212	1,263	904	767	1,001	767
Bank Distribution	174	195	199	161	133	174	133
Total	2,307	2,675	2,657	2,081	1,927	2,307	1,927
__________

(1) Includes variable annuities with "Highest Daily" optional living benefits retained by Prudential and predecessor "Lifetime Five" feature.
(2) Includes Prudential Defined Income (PDI), Legacy Protection Plus (LPP) death benefit and products without guaranteed minimum income and withdrawal benefits.
(3) The amounts for the first quarter of 2019 have been reclassified to conform to current period presentation.
(4) Amounts represent gross sales.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY
(in millions)

	2019				2020	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2019	2020

Account Values in General Account (1):
Beginning balance	10,298	10,429	10,696	10,971	11,043	10,298	11,043
Premiums and deposits	466	522	507	354	337	466	337
Full surrenders and death benefits (2)	(96)	(108)	(90)	(82)	(91)	(96)	(91)
Premiums and deposits net of full surrenders and death benefits	370	414	417	272	246	370	246
Partial withdrawals and other benefit payments (2)	(163)	(153)	(151)	(166)	(168)	(163)	(168)
Net flows	207	261	266	106	78	207	78
Interest credited and other	57	41	68	70	67	57	67
Net transfers (to) from separate account	(133)	(35)	(59)	(103)	312	(133)	312
Policy charges	—	—	—	(1)	—	—	—
Ending balance, gross	10,429	10,696	10,971	11,043	11,500	10,429	11,500
Reinsurance ceded	—	—	—	(71)	(145)	—	(145)
Ending balance, net	10,429	10,696	10,971	10,972	11,355	10,429	11,355
Account Values in Separate Account (1):
Beginning balance	140,782	151,461	154,617	153,727	158,638	140,782	158,638
Premiums and deposits	1,841	2,153	2,150	1,727	1,590	1,841	1,590
Full surrenders and death benefits (2)	(1,844)	(2,289)	(2,478)	(2,387)	(2,428)	(1,844)	(2,428)
Premiums and deposits net of full surrenders and death benefits	(3)	(136)	(328)	(660)	(838)	(3)	(838)
Partial withdrawals and other benefit payments (2)	(1,073)	(1,076)	(1,078)	(1,303)	(1,231)	(1,073)	(1,231)
Net flows	(1,076)	(1,212)	(1,406)	(1,963)	(2,069)	(1,076)	(2,069)
Change in market value, interest credited and other	12,516	5,248	1,380	7,693	(22,889)	12,516	(22,889)
Net transfers (to) from general account	133	35	59	103	(312)	133	(312)
Policy charges	(894)	(915)	(923)	(922)	(892)	(894)	(892)
Ending balance	151,461	154,617	153,727	158,638	132,476	151,461	132,476

__________

(1) Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company's general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

(2) The amounts for the first quarter of 2019 have been reclassified to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES
(in millions)

	2019				2020
	1Q	2Q	3Q	4Q	1Q

ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values
Guaranteed minimum accumulation benefits	2,582	2,498	2,382	2,297	2,022
Guaranteed minimum withdrawal benefits	381	370	350	353	275
Guaranteed minimum income benefits	2,474	2,475	2,395	2,457	1,955
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	126,813	129,832	129,683	133,616	113,029
Guaranteed minimum withdrawal & income benefits - externally reinsured	3,059	3,096	3,055	3,150	2,617
Total	135,309	138,271	137,865	141,873	119,898
Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	109,191	110,597	109,204	112,269	93,336
Account Values with Auto-Rebalancing Feature - externally reinsured	3,059	3,096	3,055	3,150	2,617
Account Values without Auto-Rebalancing Feature	23,059	24,578	25,606	26,454	23,945
Total	135,309	138,271	137,865	141,873	119,898
Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	4,551	4,188	4,503	3,765	9,966
Net Amount at Risk without Auto-Rebalancing Feature	799	702	709	600	1,327
Total	5,350	4,890	5,212	4,365	11,293
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES
(in millions)

	2019				2020
	1Q	2Q	3Q	4Q	1Q

ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values
Return of net deposits:
Account value	124,019	126,897	126,642	130,465	110,258
Net amount at risk	316	254	258	235	1,465
Minimum return, anniversary contract value, or maximum contract value:
Account value	29,334	29,453	28,799	29,446	24,513
Net amount at risk	3,374	3,022	3,117	2,627	6,036
Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	112,250	113,693	112,259	115,419	95,955
Account Values without Auto-Rebalancing Feature	41,103	42,657	43,182	44,492	38,816
Total	153,353	156,350	155,441	159,911	134,771
Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,755	1,482	1,557	1,238	4,501
Net Amount at Risk without Auto-Rebalancing Feature	1,935	1,794	1,818	1,624	3,000
Total	3,690	3,276	3,375	2,862	7,501
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - STATEMENTS OF OPERATIONS - INDIVIDUAL LIFE
(in millions)

	2019				2020	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2019	2020	% change

Revenues (1):
Premiums	233	240	237	238	233	233	233	—%
Policy charges and fee income	531	503	527	573	545	531	545	3%
Net investment income	535	568	567	577	561	535	561	5%
Asset management fees, commissions and other income	183	197	198	208	191	183	191	4%
Total revenues	1,482	1,508	1,529	1,596	1,530	1,482	1,530	3%
Benefits and Expenses (1):
Insurance and annuity benefits	648	758	684	726	755	648	755	17%
Interest credited to policyholders' account balances	187	201	213	229	209	187	209	12%
Interest expense	194	192	195	193	195	194	195	1%
Deferral of acquisition costs	(186)	(194)	(201)	(225)	(211)	(186)	(211)	-13%
Amortization of acquisition costs	90	319	87	81	102	90	102	13%
General and administrative expenses	444	367	492	534	500	444	500	13%
Total benefits and expenses	1,377	1,643	1,470	1,538	1,550	1,377	1,550	13%
Adjusted operating income (loss) before income taxes	105	(135)	59	58	(20)	105	(20)	-119%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions)

	2019				2020	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2019	2020

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	51	53	49	47	40	51	40
Guaranteed Universal life	21	24	24	26	29	21	29
Other Universal life	30	48	35	42	30	30	30
Variable life	61	56	67	94	88	61	88
Total	163	181	175	209	187	163	187
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	34	39	38	40	35	34	35
Third party distribution	129	142	137	169	152	129	152
Total	163	181	175	209	187	163	187
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (2):
Beginning balance	28,728	28,737	28,321	28,546	29,041	28,728	29,041
Premiums and deposits	783	866	855	864	749	783	749
Surrenders and withdrawals	(291)	(345)	(340)	(318)	(319)	(291)	(319)
Net sales	492	521	515	546	430	492	430
Benefit payments	(103)	(114)	(120)	(118)	(139)	(103)	(139)
Net flows	389	407	395	428	291	389	291
Interest credited and other	(24)	(455)	168	450	217	(24)	217
Net transfers from separate account	76	67	102	70	123	76	123
Policy charges	(432)	(435)	(440)	(453)	(474)	(432)	(474)
Ending balance	28,737	28,321	28,546	29,041	29,198	28,737	29,198
Separate Account Liabilities:
Beginning balance	29,796	32,852	33,647	33,624	35,633	29,796	35,633
Premiums and deposits	494	411	424	505	637	494	637
Surrenders and withdrawals	(260)	(258)	(272)	(311)	(251)	(260)	(251)
Net sales	234	153	152	194	386	234	386
Benefit payments	(95)	(188)	(16)	(111)	(124)	(95)	(124)
Net flows	139	(35)	136	83	262	139	262
Change in market value, interest credited and other	3,232	1,139	192	2,251	(5,654)	3,232	(5,654)
Net transfers to general account	(76)	(67)	(102)	(70)	(123)	(76)	(123)
Policy charges	(239)	(242)	(249)	(255)	(259)	(239)	(259)
Ending balance	32,852	33,647	33,624	35,633	29,859	32,852	29,859
FACE AMOUNT IN FORCE (3):
Term life	795,539	803,327	808,979	814,217	817,323
Guaranteed Universal life	146,751	147,885	148,777	150,080	151,068
Other Universal life	51,100	52,140	52,839	53,522	54,089
Variable life	164,118	165,215	166,405	170,701	168,992
Total	1,157,508	1,168,567	1,177,000	1,188,520	1,191,472

__________
(1) Excludes corporate-owned life insurance.
(2) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3) At end of period; before reinsurance ceded.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

U.S. BUSINESSES - STATEMENTS OF OPERATIONS - ASSURANCE IQ DIVISION
(in millions)

	2019				2020	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2019	2020

Revenues (1):
Premiums				—	—		—
Policy charges and fee income				—	—		—
Net investment income				—	—		—
Asset management fees, commissions and other income				101	60		60
Total revenues				101	60		60
Benefits and Expenses (1):
Insurance and annuity benefits				—	—		—
Interest credited to policyholders' account balances				—	—		—
Interest expense				1	1		1
Deferral of acquisition costs				—	—		—
Amortization of acquisition costs				—	—		—
General and administrative expenses				109	82		82
Total benefits and expenses				110	83		83
Adjusted operating loss before income taxes				(9)	(23)		(23)

__________

(1) Revenues exclude changes in the fair value of contingent consideration associated with the Assurance IQ acquisition. Benefits and expenses exclude certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES
(in millions)

	2019				2020	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2019	2020	% change

Revenues (1):
Premiums	4,585	3,906	4,150	4,101	4,672	4,585	4,672	2%
Policy charges and fee income	127	114	127	126	137	127	137	8%
Net investment income	1,333	1,377	1,396	1,452	1,314	1,333	1,314	-1%
Asset management fees, commissions and other income	107	104	98	92	39	107	39	-64%
Total revenues	6,152	5,501	5,771	5,771	6,162	6,152	6,162	—%
Benefits and Expenses (1):
Insurance and annuity benefits	3,950	3,400	3,637	3,596	4,084	3,950	4,084	3%
Interest credited to policyholders' account balances	236	224	233	225	233	236	233	-1%
Interest expense	6	8	7	4	3	6	3	-50%
Deferral of acquisition costs	(463)	(394)	(421)	(413)	(443)	(463)	(443)	4%
Amortization of acquisition costs	334	278	317	310	348	334	348	4%
General and administrative expenses	1,167	1,136	1,207	1,252	1,186	1,167	1,186	2%
Total benefits and expenses	5,230	4,652	4,980	4,974	5,411	5,230	5,411	3%
Adjusted operating income before income taxes	922	849	791	797	751	922	751	-19%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - LIFE PLANNER
(in millions)

	2019				2020	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2019	2020	% change

Revenues (1):
Premiums	2,446	2,123	2,131	2,170	2,510	2,446	2,510	3%
Policy charges and fee income	94	75	95	93	101	94	101	7%
Net investment income	581	596	615	629	590	581	590	2%
Asset management fees, commissions and other income	54	58	50	54	43	54	43	-20%
Total revenues	3,175	2,852	2,891	2,946	3,244	3,175	3,244	2%
Benefits and Expenses (1):
Insurance and annuity benefits	2,146	1,896	1,926	1,942	2,245	2,146	2,245	5%
Interest credited to policyholders' account balances	68	56	66	59	71	68	71	4%
Interest expense	3	4	4	2	2	3	2	-33%
Deferral of acquisition costs	(260)	(220)	(231)	(238)	(256)	(260)	(256)	2%
Amortization of acquisition costs	171	136	158	151	178	171	178	4%
General and administrative expenses	566	542	601	636	587	566	587	4%
Total benefits and expenses	2,694	2,414	2,524	2,552	2,827	2,694	2,827	5%
Adjusted operating income before income taxes	481	438	367	394	417	481	417	-13%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - GIBRALTAR LIFE AND OTHER
(in millions)

	2019				2020	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2019	2020	% change

Revenues (1):
Premiums	2,139	1,783	2,019	1,931	2,162	2,139	2,162	1%
Policy charges and fee income	33	39	32	33	36	33	36	9%
Net investment income	752	781	781	823	724	752	724	-4%
Asset management fees, commissions and other income	53	46	48	38	(4)	53	(4)	-108%
Total revenues	2,977	2,649	2,880	2,825	2,918	2,977	2,918	-2%
Benefits and Expenses (1):
Insurance and annuity benefits	1,804	1,504	1,711	1,654	1,839	1,804	1,839	2%
Interest credited to policyholders' account balances	168	168	167	166	162	168	162	-4%
Interest expense	3	4	3	2	1	3	1	-67%
Deferral of acquisition costs	(203)	(174)	(190)	(175)	(187)	(203)	(187)	8%
Amortization of acquisition costs	163	142	159	159	170	163	170	4%
General and administrative expenses	601	594	606	616	599	601	599	—%
Total benefits and expenses	2,536	2,238	2,456	2,422	2,584	2,536	2,584	2%
Adjusted operating income before income taxes	441	411	424	403	334	441	334	-24%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2019				2020	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2019	2020

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	1,966	1,599	1,656	1,649	2,063	1,966	2,063
Gibraltar Life	2,172	1,822	2,051	1,964	2,198	2,172	2,198
All other countries	574	599	570	614	548	574	548
Total	4,712	4,020	4,277	4,227	4,809	4,712	4,809
Annualized new business premiums (2):
Japan, excluding Gibraltar Life	292	186	186	201	247	292	247
Gibraltar Life	323	296	312	282	307	323	307
All other countries	112	116	131	168	131	112	131
Total	727	598	629	651	685	727	685
Annualized new business premiums by distribution channel (2):
Life Planners	404	302	317	369	378	404	378
Gibraltar Life Consultants	164	167	152	124	130	164	130
Banks	108	85	119	115	132	108	132
Independent Agency	51	44	41	43	45	51	45
Total	727	598	629	651	685	727	685
Constant exchange rate basis (3):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	2,041	1,653	1,686	1,692	2,117	2,041	2,117
Gibraltar Life	2,248	1,876	2,085	2,010	2,250	2,248	2,250
All other countries	580	619	606	642	605	580	605
Total	4,869	4,148	4,377	4,344	4,972	4,869	4,972
Annualized new business premiums:
Japan, excluding Gibraltar Life	297	189	187	202	249	297	249
Gibraltar Life	325	298	313	284	309	325	309
All other countries	111	117	134	173	137	111	137
Total	733	604	634	659	695	733	695
Annualized new business premiums by distribution channel:
Life Planners	408	306	321	375	386	408	386
Gibraltar Life Consultants	166	169	152	126	131	166	131
Banks	108	85	119	115	132	108	132
Independent Agency	51	44	42	43	46	51	46
Total	733	604	634	659	695	733	695

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) The amounts for the second quarter of 2019 have been revised to correct the previously reported amounts.

(3) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 104 per U.S. dollar and Korean won 1,090 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2019				2020
	1Q	2Q	3Q	4Q	1Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	381	383	385	387	390
Gibraltar Life	365	366	368	368	368
All other countries	132	134	135	139	141
Total	878	883	888	894	899
Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	3,975	4,015	4,060	4,106	4,159
Gibraltar Life	7,214	7,198	7,189	7,166	7,150
All other countries	2,152	2,194	2,200	2,243	2,268
Total	13,341	13,407	13,449	13,515	13,577
International life insurance policy persistency:
Life Planner:
13 months	92.5%	91.6%	91.9%	92.2%	92.7%
25 months	86.4%	86.8%	86.1%	85.4%	85.6%
Gibraltar Life (3):
13 months	94.1%	94.2%	94.4%	94.6%	94.7%
25 months	87.1%	87.3%	87.5%	87.8%	88.1%
Number of Life Planners at end of period:
Japan	4,337	4,287	4,366	4,356	4,476
All other countries	3,757	3,883	3,914	4,062	3,996
Total Life Planners	8,094	8,170	8,280	8,418	8,472
Gibraltar Life Consultants	7,997	7,767	7,633	7,403	7,205

__________

(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 104 per U.S. dollar and Korean won 1,090 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

(2) Direct business only; policy count includes annuities.
(3) Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER
(in millions)

	2019				2020	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2019	2020	% change

Revenues (1):
Premiums	(6)	(3)	(2)	(3)	(4)	(6)	(4)	33%
Policy charges and fee income	(14)	(12)	(14)	(11)	(15)	(14)	(15)	-7%
Net investment income	132	147	156	144	173	132	173	31%
Asset management fees, commissions and other income	(283)	(296)	(317)	(295)	(359)	(283)	(359)	-27%
Total revenues	(171)	(164)	(177)	(165)	(205)	(171)	(205)	-20%
Benefits and Expenses (1):
Insurance and annuity benefits	12	5	3	16	6	12	6	-50%
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	-
Interest expense	142	142	108	129	133	142	133	-6%
Deferral of acquisition costs	14	14	12	14	18	14	18	29%
Amortization of acquisition costs	(11)	(12)	(12)	(11)	(11)	(11)	(11)	—%
General and administrative expenses	84	22	(7)	425	(9)	84	(9)	-111%
Total benefits and expenses	241	171	104	573	137	241	137	-43%
Adjusted operating loss before income taxes	(412)	(335)	(281)	(738)	(342)	(412)	(342)	17%
Adjusted operating loss before income taxes comprised as follows:
Interest income	44	42	48	36	28	44	28	-36%
Interest expense	(199)	(200)	(189)	(198)	(198)	(199)	(198)	1%
Implementation costs	—	(19)	(18)	(364)	(22)	—	(22)	-
Long-term and deferred compensation expense	(107)	(30)	7	(18)	(46)	(107)	(46)	57%
Other (2)	(150)	(128)	(129)	(194)	(104)	(150)	(104)	31%
Adjusted operating loss before income taxes	(412)	(335)	(281)	(738)	(342)	(412)	(342)	17%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2) Includes pension and employee benefits and other corporate activities, including consolidating adjustments.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020
INVESTMENT PORTFOLIO COMPOSITION
(in millions)
	March 31, 2020						December 31, 2019
			PFI Excluding						PFI Excluding
	Total	Closed	Closed Block Division				Total	Closed	Closed Block Division
	Portfolio	Block	Amount	% of Total			Portfolio	Block	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	327,574	29,226	298,348	65.1%			325,393	29,011	296,382	64.9%
Public, held-to-maturity, at amortized cost, net of allowance (1)	1,672	—	1,672	0.4%			1,705	—	1,705	0.4%
Private, available-for-sale, at fair value	61,598	11,309	50,289	11.0%			65,115	12,365	52,750	11.6%
Private, held-to-maturity, at amortized cost, net of allowance (1)	223	—	223	0.1%			228	—	228	0.1%
Fixed maturities, trading, at fair value	2,472	218	2,254	0.5%			2,723	256	2,467	0.5%
Assets supporting experience-rated contractholder liabilities, at fair value	21,580	—	21,580	4.7%			21,597	—	21,597	4.7%
Equity securities, at fair value	5,612	1,691	3,921	0.8%			6,831	2,245	4,586	1.0%
Commercial mortgage and other loans, at book value, net of allowance	62,862	8,439	54,423	11.9%			63,300	8,629	54,671	12.0%
Policy loans, at outstanding balance	12,099	4,210	7,889	1.7%			12,096	4,264	7,832	1.7%
Other invested assets, net of allowance (2)	12,762	3,336	9,426	2.1%			12,544	3,334	9,210	2.0%
Short-term investments, net of allowance	7,945	178	7,767	1.7%			5,450	227	5,223	1.1%
Subtotal (3)	516,399	58,607	457,792	100.0%			516,982	60,331	456,651	100.0%
Invested assets of other entities and operations (4)	8,277	—	8,277				5,778	—	5,778
Total investments	524,676	58,607	466,069				522,760	60,331	462,429

Fixed Maturities by Credit Quality (3)(5):	March 31, 2020						December 31, 2019
	PFI Excluding Closed Block Division						PFI Excluding Closed Block Division
		Gross	Gross					Gross	Gross
	Amortized	Unrealized	Unrealized	Allowance for	Fair		Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Credit Losses	Value	% of Total	Cost	Gains	Losses	Value	% of Total
Public Fixed Maturities:
NAIC Rating (6)
1	219,231	39,085	890	—	257,426	86.3%	221,567	35,494	232	256,829	86.1%
2	31,362	2,449	1,276	—	32,535	10.9%	28,317	3,485	81	31,721	10.6%
Subtotal - High or Highest Quality Securities	250,593	41,534	2,166	—	289,961	97.2%	249,884	38,979	313	288,550	96.7%
3	5,334	223	543	2	5,012	1.7%	5,337	637	49	5,925	2.0%
4	2,849	99	446	60	2,442	0.8%	2,659	191	57	2,793	0.9%
5	790	139	177	24	728	0.2%	830	176	66	940	0.3%
6	233	19	13	34	205	0.1%	223	27	16	234	0.1%
Subtotal - Other Securities	9,206	480	1,179	120	8,387	2.8%	9,049	1,031	188	9,892	3.3%
Total	259,799	42,014	3,345	120	298,348	100.0%	258,933	40,010	501	298,442	100.0%

Private Fixed Maturities:
NAIC Rating (6)
1	12,145	548	339	—	12,354	24.6%	12,215	780	55	12,940	24.3%
2	31,385	863	1,412	—	30,836	61.3%	30,987	1,731	303	32,415	61.2%
Subtotal - High or Highest Quality Securities	43,530	1,411	1,751	—	43,190	85.9%	43,202	2,511	358	45,355	85.5%
3	4,648	46	354	—	4,340	8.6%	4,696	217	44	4,869	9.2%
4	2,481	10	251	5	2,235	4.4%	2,255	57	41	2,271	4.3%
5	546	15	53	22	486	1.0%	450	20	17	453	0.9%
6	41	3	3	3	38	0.1%	41	4	1	44	0.1%
Subtotal - Other Securities	7,716	74	661	30	7,099	14.1%	7,442	298	103	7,637	14.5%
Total	51,246	1,485	2,412	30	50,289	100.0%	50,644	2,809	461	52,992	100.0%
__________

(1) On an amortized cost basis, net of allowance, as of March 31, 2020, includes $1,485 million (fair value, $1,803 million) and $223 million (fair value, $238 million) of public and private fixed maturities, respectively, classified as “1” highest quality and $187 million (fair value, $208 million) and $0 million (fair value, $0 million) of public and private fixed maturities, respectively, classified as “2” high quality securities based on the NAIC designations.

(2) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

(3) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet.

(4) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.

(5) Excludes fixed maturity securities classified as trading. Effective January 1, 2020, fixed maturities securities classified as held-to-maturity are excluded.

(6) Reflects equivalent ratings for investments of the international operations. Includes, as of March 31, 2020 and December 31, 2019, 882 securities with amortized cost of $3,964 million (fair value $3,780 million) and 796 securities with amortized cost of $3,073 million (fair value $3,130 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	March 31, 2020		December 31, 2019
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	144,121	74.2%	142,220	73.6%
Public, held-to-maturity, at amortized cost, net of allowance	1,672	0.9%	1,705	0.9%
Private, available-for-sale, at fair value	18,290	9.4%	19,189	10.0%
Private, held-to-maturity, at amortized cost, net of allowance	223	0.1%	228	0.1%
Fixed maturities, trading, at fair value	431	0.2%	492	0.3%
Assets supporting experience-rated contractholder liabilities, at fair value	2,463	1.3%	2,777	1.4%
Equity securities, at fair value	1,855	1.0%	2,185	1.1%
Commercial mortgage and other loans, at book value, net of allowance	18,987	9.8%	19,138	9.9%
Policy loans, at outstanding balance	2,952	1.5%	2,859	1.5%
Other invested assets (3)	2,618	1.3%	2,187	1.1%
Short-term investments	519	0.3%	165	0.1%
Total	194,131	100.0%	193,145	100.0%

	March 31, 2020		December 31, 2019
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	154,227	58.5%	154,162	58.5%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	31,999	12.1%	33,561	12.7%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Fixed maturities, trading, at fair value	1,823	0.7%	1,975	0.8%
Assets supporting experience-rated contractholder liabilities, at fair value	19,117	7.2%	18,820	7.1%
Equity securities, at fair value	2,066	0.8%	2,401	0.9%
Commercial mortgage and other loans, at book value, net of allowance	35,436	13.4%	35,533	13.5%
Policy loans, at outstanding balance	4,937	1.9%	4,973	1.9%
Other invested assets, net of allowance (3)	6,808	2.6%	7,023	2.7%
Short-term investments, net of allowance	7,248	2.8%	5,058	1.9%
Total	263,661	100.0%	263,506	100.0%
__________
(1) Excludes Closed Block division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

INVESTMENT RESULTS (1)
(in millions)

	Three Months Ended March 31
	2020			2019
			Realized			Realized
	Investment Income		Gains	Investment Income		Gains
	Yield (5)	Amount	(Losses)	Yield (5)	Amount	(Losses)
General Account (2)
Fixed maturities (3)	3.73%	2,841	89	3.80%	2,785	238
Equity securities	1.57%	17	—	1.90%	19	—
Commercial mortgage and other loans	4.03%	491	6	3.94%	447	(4)
Policy loans	4.70%	92	—	4.66%	88	—
Short-term investments and cash equivalents	1.31%	78	(4)	2.71%	103	1
Gross investment income before investment expenses	3.61%	3,519	91	3.78%	3,442	235
Investment expenses	-0.14%	(153)	—	-0.14%	(174)	—
Subtotal	3.47%	3,366	91	3.64%	3,268	235
Other investments (3)		54	1,106		89	(1,006)
Investment results of other entities and operations (4)		237	214		296	(51)
Less, investment income related to adjusted operating income reconciling items		(103)			(107)
Total		3,554	1,411		3,546	(822)

__________

(1) Excludes Closed Block division.

(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.

(3) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

(4) Includes invested income of commercial loans, assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment management operations.

(5) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Three Months Ended March 31
	2020			2019
			Realized			Realized
	Investment Income		Gains	Investment Income		Gains
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities (2)	2.76%	946	172	2.83%	937	218
Equity securities	1.10%	6	—	1.43%	7	—
Commercial mortgage and other loans	3.99%	189	3	3.81%	165	1
Policy loans	3.99%	29	—	3.85%	26	—
Short-term investments and cash equivalents	1.62%	7	1	2.90%	8	—
Gross investment income before investment expenses	2.90%	1,177	176	2.94%	1,143	219
Investment expenses	-0.14%	(68)	—	-0.13%	(68)	—
Subtotal	2.76%	1,109	176	2.81%	1,075	219
Other investments (2)		(27)	897		51	176
Total		1,082	1,073		1,126	395
__________

(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

(2) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Three Months Ended March 31
	2020			2019
			Realized			Realized
	Investment Income		Gains	Investment Income		Gains
	Yield (4)	Amount	(Losses)	Yield (4)	Amount	(Losses)
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.52%	1,895	(83)	4.61%	1,848	20
Equity securities	2.00%	11	—	2.37%	12	—
Commercial mortgage and other loans	4.05%	302	3	4.03%	282	(5)
Policy loans	5.12%	63	—	5.11%	62	—
Short-term investments and cash equivalents	1.28%	71	(5)	2.70%	95	1
Gross investment income before investment expenses	4.13%	2,342	(85)	4.40%	2,299	16
Investment expenses	-0.14%	(85)	—	-0.15%	(106)	—
Subtotal	3.99%	2,257	(85)	4.25%	2,193	16
Other investments (3)		81	209		38	(1,182)
Total		2,338	124		2,231	(1,166)

__________
(1) Excludes Closed Block division.

(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.

(3) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

(4) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended March 31, 2020								Three Months Ended March 31, 2019
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (3)	U.S. GAAP (4)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments (2)	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (4)

Revenues:
Premiums	7,076	—	—	480	108	—	—	7,664	7,256	—	526	118	—	7,900
Policy charges and fee income	1,526	(62)	25	—	—	—	—	1,489	1,542	(72)	—	1	—	1,471
Net investment income	3,554	(8)	—	545	111	—	—	4,202	3,546	(10)	563	117	—	4,216
Realized investment gains (losses), net	250	1,189	(357)	256	329	—	—	1,667	20	(910)	56	68	—	(766)
Asset management fees, commissions and other income	928	(1,739)	—	(604)	(189)	(12)	58	(1,558)	1,284	711	229	84	(38)	2,270
Total revenues	13,334	(620)	(332)	677	359	(12)	58	13,464	13,648	(281)	1,374	388	(38)	15,091
Benefits and Expenses:
Insurance and annuity benefits	7,561	181	376	553	258	—	—	8,929	7,520	53	1,262	180	—	9,015
Interest credited to policyholders' account balances	951	(630)	39	32	—	—	—	392	948	360	32	5	—	1,345
Interest expense	387	—	—	1	1	—	—	389	386	—	1	1	—	388
Deferral of acquisition costs	(739)	—	—	—	—	—	—	(739)	(759)	—	—	(2)	—	(761)
Amortization of acquisition costs	579	208	163	7	—	—	—	957	540	(116)	9	2	—	435
General and administrative expenses	3,403	319	37	85	20	(3)	13	3,874	3,408	9	89	28	(5)	3,529
Total benefits and expenses	12,142	78	615	678	279	(3)	13	13,802	12,043	306	1,393	214	(5)	13,951

__________
(1) See page 40 for a definition of adjusted operating income.
(2) Prior period numbers have been reclassified to conform to current period presentation.
(3) Represents adjustments not included in the above reconciling items. "Other adjustments" include certain components of the consideration for the Assurance IQ acquisition, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration.

(4) U.S. generally accepted accounting principles.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended June 30, 2019								Three Months Ended September 30, 2019
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments (2)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (3)	U.S. GAAP (4)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments (2)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (4)

Revenues:
Premiums	7,439	—	—	582	114	—	—	8,135	6,306	—	—	510	121	—	6,937
Policy charges and fee income	1,518	(54)	8	—	1	—	—	1,473	1,563	(62)	18	—	—	—	1,519
Net investment income	3,698	(9)	—	574	127	—	—	4,390	3,732	(8)	—	590	124	—	4,438
Realized investment gains (losses), net	101	(564)	(15)	49	93	—	—	(336)	128	329	(83)	350	129	—	853
Asset management fees, commissions and other income	1,350	312	—	96	1	(33)	—	1,726	1,199	152	—	32	15	(40)	1,358
Total revenues	14,106	(315)	(7)	1,301	336	(33)	—	15,388	12,928	411	(65)	1,482	389	(40)	15,105
Benefits and Expenses:
Insurance and annuity benefits	7,823	(7)	112	1,194	192	—	—	9,314	6,773	(46)	150	1,309	203	—	8,389
Interest credited to policyholders' account balances	955	286	—	32	5	—	—	1,278	984	77	7	33	5	—	1,106
Interest expense	392	—	—	2	1	—	—	395	377	—	—	3	1	—	381
Deferral of acquisition costs	(712)	—	—	—	(1)	—	—	(713)	(746)	—	—	—	(2)	—	(748)
Amortization of acquisition costs	736	(45)	83	7	1	—	—	782	529	(19)	72	7	2	—	591
General and administrative expenses	3,259	107	6	87	26	(29)	—	3,456	3,359	178	20	85	25	(6)	3,661
Total benefits and expenses	12,453	341	201	1,322	224	(29)	—	14,512	11,276	190	249	1,437	234	(6)	13,380

	Three Months Ended December 31, 2019
		Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (3)	U.S. GAAP (4)

Revenues:
Premiums	10,531	—	—	589	110	—	—	11,230
Policy charges and fee income	1,584	(66)	(4)	—	1	—	—	1,515
Net investment income	3,826	(9)	—	596	128	—	—	4,541
Realized investment gains (losses), net	52	(229)	(1)	66	(98)	—	—	(210)
Asset management fees, commissions and other income	1,457	420	—	234	76	(35)	(5)	2,147
Total revenues	17,450	116	(5)	1,485	217	(35)	(5)	19,223
Benefits and Expenses:
Insurance and annuity benefits	11,072	(136)	(62)	1,329	173	—	—	12,376
Interest credited to policyholders' account balances	984	132	(3)	33	5	—	—	1,151
Interest expense	385	—	—	1	1	—	—	387
Deferral of acquisition costs	(740)	—	—	—	(2)	—	—	(742)
Amortization of acquisition costs	529	(1)	(11)	6	1	—	—	524
General and administrative expenses	4,032	(12)	11	85	28	(3)	42	4,183
Total benefits and expenses	16,262	(17)	(65)	1,454	206	(3)	42	17,879
__________
(1) See page 40 for a definition of adjusted operating income.
(2) Prior period numbers have been reclassified to conform to current period presentation.
(3) Represents adjustments not included in the above reconciling items. "Other adjustments" include certain components of the consideration for the Assurance IQ acquisition, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration.

(4) U.S. generally accepted accounting principles.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance that excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. However, the effectiveness of our hedging program will ultimately be reflected in adjusted operating income over time. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets. Additionally, market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, are excluded from adjusted operating income beginning with the second quarter of 2019, which we believe enhances the understanding of underlying performance trends.

Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. In addition, adjusted operating income excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and international operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other operations.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company's products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company's products).

5. Prudential Financial, Inc. Equity:

Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Equity represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Prudential Financial, Inc. divided by the number of common shares outstanding at end of period, on a diluted basis. Book value per share excluding Accumulated Other Comprehensive Income (Loss) (“AOCI”) and adjusted to remove amount included for remeasurement of foreign currency exchange rate is a non-GAAP measure. These items are excluded in order to highlight the book value attributable to our core business operations. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations separate from the portion that is affected by capital and currency market conditions and by isolating the accounting impact associated with insurance liabilities that are generally not marked to market and the supporting investments that are marked to market through AOCI under GAAP. However, book value per share excluding both AOCI and adjusted to remove amount included for foreign currency exchange rate remeasurement is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt:
Debt issued to finance the operating needs of the businesses.

9. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

10. Divested and Run-off Businesses:

Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

11. Earned Premiums:
The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Full Service Retirement:

The Full Service Retirement line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

13. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to Retirement customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

14. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

15. Gibraltar Life:
Includes results from consolidated joint venture operation of Gibraltar Life and Other operations.

16. Gibraltar Life Consultants:
Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other operations.

17. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:
Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Individual Annuity Account Values in General Account and Separate Account:
Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

20. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

KEY DEFINITIONS AND FORMULAS

21. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

22. International Life Planners:
Captive insurance Advisors in our Life Planner operations.

23. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

24. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, strategic investing results, and commercial mortgage revenues.

25. PGIM Asset Under Management Classifications:
Public Equity - Represents stock ownership interest in a corporation or partnership (excluding hedge funds) or real estate investment trust.

Public Fixed Income - Represents debt instruments that pay interest and usually has a maturity (excluding mortgages).

Real Estate - Includes direct real estate equity and real estate mortgages.

Private Credit and Other Alternatives - Includes private credit, private equity, hedge funds, agricultural debt and equity and other alternative strategies.

Multi-Asset - Includes funds or products that invest in more than one asset class balancing equity and fixed income funds and target date funds.

26. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Businesses:

13 month persistency represents the average percentage of face amount of policies that are still in force at their 13th policy month. 25 month persistency represents the average percentage of face amount of policies that are still in force at their 25th policy month.

28. Prudential Advisor Productivity:

Commissions on new sales of all products by Prudential Advisors under contract for the entire period, divided by the number of those Prudential Advisors. Excludes commissions on new sales by Prudential Advisors hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

29. Prudential Advisors:
Captive financial professionals and field managers in our insurance operations in the United States.

30. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

31. Variable Investment Income:
Consists of income from equity and alternative investments along with prepayment fee income.

32. Wrap-Fee Products:
Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2020

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of May 5, 2020
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	AA-
Prudential Retirement Insurance and Annuity Company	A+	AA-	Aa3	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
Prudential Life Insurance Co. of Taiwan, Inc. (1)	NR	twAAA	NR	NR
CREDIT RATINGS:
as of May 5, 2020

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A1	A+

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.
(1) Prudential Life Insurance Co. of Taiwan was assigned a financial strength rating by Taiwan Ratings Corporation, an S&P Global Company.

INVESTOR INFORMATION:

Corporate Office:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com
Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.